                                                                    Exhibit 99.3

         Unless this certificate is presented by an authorized representative of The Depository Trust Company, a New York corporation ("DTC"), to the Company (as defined herein) or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.

REGISTERED                                                           REGISTERED

   NUMBER
                         JOSEPH E. SEAGRAM & SONS, INC.
        8.00% SENIOR QUARTERLY INCOME DEBT SECURITY DUE 2038 (QUIDS)(SM)
              GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY
                            THE SEAGRAM COMPANY LTD.

JOSEPH E. SEAGRAM & SONS, INC.,
a corporation duly organized
and existing under the laws of                         CUSIP 811845 20 5
Indiana (herein called the "Company",       SEE REVERSE FOR CERTAIN DEFINITIONS
which term includes any
successor corporation under
the Indenture hereinafter referred
to), for value received, hereby
promises to pay to

                                   CEDE & CO.
8.00%                                                                  8.00%
DUE 2038                                                              DUE 2038
, or registered assigns,
the principal sum of

on December 31, 2038, and to pay interest thereon from November 20, 1998 or from the most recent Interest Payment Date to which interest has been paid or duly provided for, quarterly on March 31, June 30, September 30 and December 31 in each year, commencing December 31, 1998, at the rate of 8.00% per annum until the principal hereof is paid or duly provided for. The interest so payable, and punctually paid or duly provided for, on any Interest Payment Date will, as provided in the Indenture, be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest, which shall be one Business Day preceding such Interest Payment Date. Any such interest not so punctually paid or duly provided for will forthwith cease to be payable to the registered Holder on such Regular Record Date and may either be paid to the Person in whose name this Debenture (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date to be fixed by the Trustee for the payment of such Defaulted Interest, notice whereof shall be given to Holders of Debentures not less than 10 days prior to such Special Record Date, or be paid at any time in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Debentures may be listed, and upon such notice as may be required by such exchange, all as more fully provided in said Indenture. Payment of the principal of and interest on this Debenture will be made at the office or agency of the Company maintained for that purpose in the Borough of Manhattan, The City of New York, New York, in such coin or currency of the United States of America as at the time of payment is legal tender for payment of public and private debts; provided, however, that at the option of the Company interest may be paid by check drawn on a bank in the Borough of Manhattan, The City of New York, New York, mailed to the address of the person entitled thereto as such address shall appear in the Security Register.

   Reference is hereby made to the further provisions of this Debenture set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

   Unless the certificate of authentication hereon has been executed by the Trustee referred to on the reverse hereof by manual signature, neither this Debenture nor the Guarantee endorsed hereon shall be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

   IN WITNESS WHEREOF, the Company has caused this Debenture to be duly executed under its corporate seal.

Dated:  November 20, 1998

  TRUSTEE'S CERTIFICATE OF AUTHENTICATION

  This is one of the Securities of the series designated in, and issued under, the Indenture described herein.

THE BANK OF NEW YORK, AS TRUSTEE

By

 Authorized Signatory

JOSEPH E. SEAGRAM & SONS, INC.

Attest:                           By
       Secretary                   Vice President and Treasurer
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                         JOSEPH E. SEAGRAM & SONS, INC.
        8.00% SENIOR QUARTERLY INCOME DEBT SECURITY DUE 2038 (QUIDS)(SM)
              GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST BY
                            THE SEAGRAM COMPANY LTD.

   This Debenture is one of a duly authorized issue of Debentures of the Company designated as its 8.00% Senior Quarterly Income Debt Securities due 2038 (QUIDS)(SM) (herein called the "Debentures") limited (except as provided in the Indenture) in aggregate principal amount to $550,000,000, issued and to be issued under an Indenture, dated as of September 15, 1991 (herein called the "Indenture"), among the Company, as issuer, The Seagram Company Ltd., as guarantor (herein called the "Guarantor"), and The Bank of New York, as trustee (herein called the "Trustee", which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a statement of the respective rights, limitations of rights, duties and immunities thereunder of the Company, the Guarantor, the Trustee and the Holders of the Debentures and of the terms upon which the Debentures are, and are to be, authenticated and delivered.

   This Debenture is a global Security within the meaning of the Indenture and is registered in the name of a Depositary or a nominee of a Depositary. This global Security is exchangeable for Debentures registered in the name of a Person other than the Depositary or its nominee only in the limited circumstances described in the Indenture and as may be set forth on the face hereof, and no transfer of this Debenture (other than a transfer of this Debenture as a whole by the Depositary to a nominee of the Depositary or by a nominee of the Depositary to the Depositary or another nominee of the Depositary) may be registered except in such limited circumstances.

   The Debentures are redeemable at the option of the Company, in whole or in part, at any time on or after November 20, 2003 and prior to maturity, upon not less than 30 nor more than 60 days' notice, at a redemption price equal to 100% of the principal amount redeemed plus accrued and unpaid interest to the date fixed for redemption.

   If an Event of Default shall occur and be continuing, the principal of all the Debentures may be declared due and payable in the manner and with the effect provided in the Indenture.

   The Guarantor is subject to the provisions of the Indenture relating to a negative pledge.

   The Debentures are subject to the provisions of the Indenture relating to defeasance of certain obligations.

   The Indenture permits, with certain exceptions as therein provided, the amendment thereof and the modification of the rights and obligations of the Company and the Guarantor and the rights of the Holders of the Debentures under the Indenture at any time by the Company, the Guarantor and the Trustee with the consent of the Holders of more than 50% in aggregate principal amount of the Outstanding Securities of each series of Securities then Outstanding affected thereby. The Indenture also contains provisions permitting the Holders of specified percentages in aggregate principal amount of the Debentures at the time Outstanding, on behalf of the Holders of all the Debentures, to waive compliance by the Company or the Guarantor or both with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Debenture shall be conclusive and binding upon such Holder and upon all future Holders of this Debenture and of any Debenture issued upon the registration of transfer hereof or in exchange herefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Debenture.

   No reference herein to the Indenture and no provision of this Debenture or of the Indenture shall alter or impair the right of the Holder of this Debenture, which is absolute and unconditional, to receive payment of the principal of and interest on this Debenture at the times, place and rate, and in the coin or currency, herein prescribed.

   Prior to due presentment for registration of transfer, the Company, the Guarantor, the Trustee and any agent of the Company, the Guarantor or the Trustee may treat the person in whose name this Debenture is registered as the owner hereof for all purposes, except as otherwise set forth in the Indenture, whether or not this Debenture be overdue and neither the Company, the Guarantor, the Trustee nor any such agent shall be affected by notice to the contrary.

   This Debenture has not been and will not be qualified for sale under the securities laws of Canada or any province or territory thereof. Accordingly, neither this Debenture nor any interest herein may be offered or sold, directly or indirectly, in Canada or to residents of Canada in contravention of the securities laws of Canada or any province or territory thereof.

   The Indenture, the Debentures and the Guarantees endorsed thereon shall be governed by and construed in accordance with the laws of the State of New York.

   All terms used in this Debenture which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

                                    GUARANTEE

   For value received, THE SEAGRAM COMPANY LTD., a company organized under the laws of Canada (herein called the "Guarantor", which term includes any successor corporation under the Indenture referred to in the Debenture upon which this Guarantee is endorsed), hereby unconditionally guarantees to the Holder of the Debenture upon which this Guarantee is endorsed, and to the Trustee on behalf of such Holder, the due and punctual payment of the principal of and interest (including any additional amounts payable in accordance with the terms of such Debenture and the Indenture) on such Debenture, whether at the Stated Maturity or by declaration of acceleration or otherwise, according to the terms of such Debenture and of the Indenture. In case of the failure of the Company punctually to make any such payment of principal or interest, the Guarantor hereby agrees to cause any such payment to be made punctually when and as the same shall become due and payable, whether at the Stated Maturity or by declaration of acceleration or otherwise, and as if such payment were made by the Company.

   The Guarantor shall make all payments in respect of principal of and interest (including interest on amounts in default) on the Debentures pursuant to this Guarantee without deduction or withholding for or on account of any present or future taxes, duties, assessments or governmental charges of whatever nature imposed or levied upon or as a result of such payments by or on behalf of any Canadian Taxing Authority, unless deduction or withholding of such taxes, duties, assessments or governmental charges is required.

   If the Guarantor is required to withhold or deduct any amounts from the principal of or interest (including interest on amounts in default) on the Debentures on account of any taxes, duties, assessments or governmental charges mentioned in the preceding paragraph, the Guarantor shall pay such additional amounts as may be necessary in order that every net payment of the principal of and interest (including interest on amounts in default) on the Debentures, after such withholding or deduction, shall not be less than the amount provided for in the Debentures to be then due and payable; except that no such additional amounts shall be payable in respect of any Debenture to any Holder:

   (a) who is subject to such taxes, duties, assessments or governmental charges in respect of such Debenture by reason of his being connected with Canada otherwise than merely by the holding or ownership of such Debenture, or

   (b) who is not dealing at arm's length with the Guarantor (within the meaning of the Income Tax Act (Canada) as reenacted or amended from time to time), or

   (c) with respect to any estate inheritance, gift, sales, transfer, personal property or any other similar tax, duty, assessment or governmental charge, or

   (d) with respect to any tax, duty, assessment or governmental charge payable otherwise than by withholding payments in respect of such Debentures, or

   (e) with respect to any combination of the above.

   Wherever in this Guarantee or the Indenture there is mention, in any context, of payment of principal and/or interest (including interest on amounts in default) of, on or in respect of the Debentures or any Debenture by virtue of the Guarantee or Guarantees thereof, such mention shall be deemed to include mention of the payment of any additional amounts to the extent that, in such context, such additional amounts are, were or would be payable pursuant to the provisions of the preceding paragraph.

   The Guarantor hereby agrees that its obligations hereunder shall be unconditional, irrespective of the validity, regularity or enforceability of such Debenture or the Indenture, the absence of any action to enforce the same, any waiver or consent by the Holder of such Debenture or by the Trustee with respect to any provisions thereof or of the Indenture, the obtaining of any judgment against the Company or any action to enforce the same or any other circumstance which might otherwise constitute a legal or equitable discharge or defense of a guarantor. The Guarantor hereby waives the benefits of division and discussion, diligence, presentment, demand of payment, filing of claims with a court in the event of insolvency or bankruptcy of the Company, any right to require a proceeding first against the Company, protest or notice with respect to such Debenture or the indebtedness evidenced thereby and all demands whatsoever, and covenants that this Guarantee will not be discharged except by complete performance of the obligations contained in such Debenture and in this Guarantee.

   The Holder of the Debenture upon which this Guarantee is endorsed is entitled to the further benefits relating hereto set forth in the Indenture. No reference herein to the Indenture and no provision of this Guarantee or of the Indenture shall alter or impair the guarantee of the Guarantor, which is absolute and unconditional, of the due and punctual payment of the principal of and interest (including any additional amounts referred to above) on the Debenture upon which this Guarantee is endorsed.

   This Guarantee shall be governed by and construed in accordance with the laws of the State of New York.

   All terms used in this Guarantee which are defined in the Indenture shall have the meanings assigned to them in the Indenture.

   This Guarantee shall not be valid or obligatory for any purpose until the certificate of authentication on the Debenture upon which this Guarantee is endorsed shall have been executed by the Trustee under the Indenture by the manual signature of one of its authorized signatories.

   IN WITNESS WHEREOF, the Guarantor has          THE SEAGRAM COMPANY LTD.
caused this Guarantee to be duly executed.
            Attest: Secretary                     By
                                                     Vice President and
                                                     Treasurer





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                                  ABBREVIATIONS



The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations

TEN COM -- as tenants in common    UNIF GIFT MIN ACT -- _____ Custodian _____

TEN ENT -- as tenants by the entireties                 (Cust)         (Minor)

JT TEN -- as joint tenants with right        Under Uniform Gifts to Minors Act
          of survivorship and not as
          tenants in common                  ---------------------------------
                                                          (State)

     Additional abbreviations may also be used though not in the above list
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                                 ASSIGNMENT FORM
        FOR VALUE RECEIVED the undersigned hereby sell(s), assign(s) and transfer(s) unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF
                    ASSIGNEE

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              Please print or typewrite name and address including
                          postal zip code of assignee

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the within Debenture of JOSEPH E. SEAGRAM & SONS, INC. and
does hereby irrevocably constitute and appoint
                                                                      attorney
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to transfer the said Debenture on the books of the within-named Company, with full power of substitution in the premises.

Dated
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Signature(s)Guaranteed:

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The signature(s) to this assignment must correspond with the name(s) as written upon the face of the Debenture in every particular without alteration or enlargement or any change whatever. The signature(s) should be guaranteed by a commercial bank or trust company or by a New York Stock Exchange member or firm whose signature is known to the registrar.